Aristotle Portfolio Optimization Conservative Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)

AFFILIATED OPEN-END FUNDS - 71.0%(a)	Shares	Value
Aristotle Core Equity Fund - Class I	443,791	$5,139,102
Aristotle Core Income Fund - Class I(b)	5,822,657	56,770,902
Aristotle Floating Rate Income Fund - Class I	224,674	2,141,145
Aristotle Growth Equity Fund - Class I	525,211	6,727,951
Aristotle High Yield Bond Fund - Class I	718,298	6,615,524
Aristotle International Equity Fund - Class I	430,033	4,605,653
Aristotle Short Duration Income Fund - Class I	2,458,883	24,908,489
TOTAL AFFILIATED OPEN-END FUNDS (Cost $103,720,237)		106,908,766

EXCHANGE TRADED FUNDS - 28.8%	Shares	Value
iShares MSCI EAFE Value ETF	15,166	790,149
iShares TIPS Bond ETF	64,069	6,886,777
Vanguard Emerging Markets Government Bond ETF	62,285	3,970,669
Vanguard FTSE Emerging Markets ETF	37,563	1,543,839
Vanguard Mid-Cap Growth ETF	11,598	2,546,573
Vanguard Mid-Cap Value ETF	11,236	1,629,332
Vanguard Real Estate ETF	9,564	845,075
Vanguard Total Bond Market ETF	204,121	15,013,099
Vanguard Value ETF	67,786	10,134,007
TOTAL EXCHANGE TRADED FUNDS (Cost $41,521,325)		43,359,520

TOTAL INVESTMENTS - 99.8% (Cost $145,241,562)		$150,268,286
Other Assets in Excess of Liabilities - 0.2%		314,224
TOTAL NET ASSETS - 100.0%		$150,582,510

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to the “Transactions in Affiliates” for further disclosures related to these affiliated securities.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.